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                                                                    EXHIBIT 10.4

                                FIRST AMENDMENT
                                      TO
                               CREDIT AGREEMENT
                              DATED APRIL 9, 1999
                   BY AND BETWEEN ATP OIL & GAS CORPORATION
                     AND AQUILA ENERGY CAPITAL CORPORATION

     This First Amendment ("First Amendment") to the Credit Agreement dated April 9, 1999, by and between ATP OIL & GAS CORPORATION, a Texas corporation (the "Borrower") and AQUILA ENERGY CAPITAL CORPORATION, a Delaware corporation (the "Lender"), is entered into effective on the 23rd day of June, 1999.

                              W I T N E S S E T H:

     A. Borrower and Lender heretofore entered into a Credit Agreement dated April 9, 1999, but effective March 31, 1999 (the "Credit Agreement").

     B. Borrower and Lender hereby desire to amend the Credit Agreement subject to the terms and conditions contained herein.

     C. Capitalized terms used, but not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

     NOW THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Borrower and Lender, and each intending to be legally bound hereby, the Lender and Borrower agree as follows:

     I.  Specific Amendments to Credit Agreement

     Article I of the Credit Agreement is hereby amended by revising the following defined terms in their entirety to read as follows:

          "Advancing Note" means the Amended and Restated Advancing Note attached as Exhibit "B" to the First Amendment, which amends and restates the Advancing Note originally described and defined in Section 2.1(a).

          "Loan Termination Date" means the earlier of (a) June 23, 2002, (b)
     the date of payment and performance in full of all the Obligations of Borrower under the Loan Documents (other than the Overriding Royalty Interest Conveyance), and (c) the date on which Lender notifies Borrower, as provided in Section 10.2, of the acceleration of payment of all Obligations because of the occurrence of an Event of Default.
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          "Loans" means, collectively, the Initial Loan, the Royalty Acquisition
     Loan and the Development Loans and "Loan" means either the Initial Loan, the Royalty Acquisition Loan or any Development Loan as described in
     Section 2.1.

          "Note" means the Amended and Restated Advancing Note in the form attached as Exhibit "B" to the First Amendment and any amendment, restatement, replacement or extension thereof.

          "ORRI" means that overriding royalty interest in Hydrocarbons produced, saved and sold or used off the premises of the relevant Lease, attributable to the undivided interest of the Borrower constituting each Property, conveyed by Borrower to Lender pursuant to the Overriding Royalty Interest Conveyances dated the Closing Date and dated of even date with the First Amendment.

          "Overriding Royalty Interest Conveyance" means, collectively, assignments, in form and substance acceptable to Lender, pursuant to which Borrower grants in favor of Lender an overriding royalty interest equal to six and one-fourth percent (6.25%) of Hydrocarbons produced, saved and sold or used off the premises of the relevant Lease, attributable to the undivided interest of the Borrower constituting each Property, calculated and paid on the same basis as royalty payable to the United States Department of Interior, Minerals Management Service pursuant to applicable rules and regulations, such grants to be made on the Closing Date and of even date with the First Amendment, but applicable only as to production on and after the first day of the first calendar month following the Loan Termination Date.

          "Title Opinions" means those certain title opinions addressed to Borrower and Lender and dated on or prior to the Closing Date covering the Properties described on Exhibit A attached hereto and on or prior to the date of the First Amendment covering the Properties described on Exhibit A attached to the First Amendment, as the same may be or are required to be updated under this Agreement.

     Article I of the Credit Agreement is hereby further amended by adding the following definitions thereto:

          "Additional Facility Fee" means the fee owed by Borrower to Lender as consideration, in part, for structuring and entering into the transactions contemplated under the First Amendment, as set forth in Section 7.1(z).

          "First Amendment" means that certain First Amendment to the Credit Agreement executed by Lender and Borrower effective on June 23, 1999.

          "KCS Purchase and Sale Agreement" means that certain Purchase and Sale Agreement dated June 23, 1999, by and between KCS, as Seller, and Borrower, as Buyer.

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          "Royalty Acquisition Loan" means the loan made by Lender to Borrower in part for the payment of all or a portion of the consideration for the acquisition by Borrower from KCS Energy Services, Inc. of the Royalty Interest and related Royalty Hydrocarbons effective April 1, 1999 pursuant to the KCS Purchase and Sale Agreement.

          "Royalty Hydrocarbons" has the meaning prescribed therefor in the "Conveyance" defined in the KCS Purchase and Sale Agreement.

          "Royalty Interest" has the meaning prescribed therefor in the "Conveyance" defined in the KCS Purchase and Sale Agreement.

     Section 2.1(a) of the Credit Agreement is hereby amended by inserting in the first line thereof, between the paragraph designation "(a)" and the heading "The Initial Loan" the subparagraph designation "(i)", and by amending the text that appears in parenthesis in the ninth and tenth lines of Section 2.1(a) to read as follows: "(together with the Royalty Acquisition Loan described in Section 2.1(a)(ii) below and the Development Loans, if any, described in Section 2.1(b) below)".

     Section 2.1(a) of the Credit Agreement is hereby further amended by adding the following new subparagraph 2.1(a)(ii):

          (ii) The Royalty Acquisition Loan. Borrower intends to acquire the Royalty Interest and Royalty Hydrocarbons pursuant to the KCS Purchase and Sale Agreement. To facilitate such acquisition and to pay other amounts due by Borrower as provided in Section 2.2, Lender shall, subject to the terms and conditions set forth below, make available to Borrower a loan in the amount of Twenty One Million Eight Hundred Forty-One Thousand Three Hundred and No/100 Dollars ($21,841,300.00), to be paid in U.S. dollars by wire transfer, and such Loan shall be evidenced (together with the Initial Loan and the Development Loans, if any, described in Section 2.1(b) below) by the Advancing Note.

     Section 2.1(b) of the Credit Agreement is hereby amended by revising the text that appears in parenthesis in the first line of the second grammatical paragraph thereof to read as follows: "(together with the Initial Loan and the Royalty Acquisition Loan)".

     Section 2.1(b) of the Credit Agreement is hereby further amended by replacing the dollar amount "27,800,000.00" that appears in the seventh and the last lines thereof with the dollar amount "$30,330,000.00".

     Section 2.2 of the Credit Agreement is hereby amended by inserting the following new text after the first sentence thereof:

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          Royalty Acquisition Loan proceeds shall be used by Borrower for the purposes of: (a) acquiring the Royalty Interest and Royalty Hydrocarbons pursuant to the KCS Purchase and Sale Agreement and (b) paying the Additional Facility Fee pursuant to Section 7.1(z) hereof.

     Section 3.4, Account Debtors, of the Credit Agreement is hereby amended by adding the following new text at the end of that section:

          Borrower shall also use commercially reasonable efforts to assist Lender in obtaining, within sixty (60) days after the funding of the Royalty Acquisition Loan, from all Purchasers of Hydrocarbons who purchase Hydrocarbons from the Properties described on Exhibit "A" to the First Amendment, to remit all proceeds from sales of all production from or allocable to Borrower's respective Net Revenue Interests constituting such respective Properties to the Cash Collateral Account.

     Section 7.1(z) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (z) Facility Fee. A Facility Fee in the amount of $465,000.00 was paid by Borrower to Lender at Closing out of the advances constituting the Initial Loan. An additional facility fee (the "Additional Facility Fee") in the amount of $241,300.00 shall be payable by Borrower to Lender out of advances constituting the Royalty Acquisition Loan. The amount of the Facility Fee is deemed to have been advanced by Lender to Borrower on the Closing Date as a part of the Initial Loan, with such advance having been contemporaneously paid by Borrower to Lender. The amount of the Additional Facility Fee will be deemed to have been advanced by Lender to Borrower contemporaneously with the funding of the Royalty Acquisition Loan, with such advance having been contemporaneously paid by Borrower to Lender. The face amount of the Note is the sum of the Initial Loan (which includes the amount of the Facility Fee), the Royalty Acquisition Loan (which includes the amount of the Additional Facility Fee) and the maximum amount of the Development Loans.

     Section 8.3 of the Credit Agreement is hereby amended by adding the following new text at the end of that section:

     Contemporaneously with the funding of the Royalty Acquisition Loan, Borrower shall assign to Lender the ORRI applicable to the Properties described on Exhibit "A" to the First Amendment by executing and delivering to Lender an Overriding Royalty Interest Conveyance in form and substance mutually satisfactory to Lender and Borrower.

     Article IX of the Credit Agreement is hereby amended by adding the following new Section 9.4:

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     9.4  Conditions Precedent in Connection with the First Amendment. The obligation of the Lender to make the Loan advances on or about June 23, 1999, referred to in Section 2.1(a)(ii) of this Agreement is subject to satisfaction of the following conditions precedent:

     (a) Receipt of Amended and Restated Advancing Note, First Amendment and Certificate of Compliance. Lender shall have received the Amended and Restated Advancing Note, multiple counterparts of the First Amendment and the Certificate of Compliance in the form attached as Exhibit "C" to the First Amendment duly executed by an authorized officer of Borrower.

     (b) Receipt of Additional Loan Documents. Lender shall have received the Mortgages, Security Agreement, Overriding Royalty Interest Conveyance, Letters in Lieu of Transfer Orders and Notices of Assignment of Proceeds (or any amendments, extensions, renewals or restatements thereof), all duly executed and, where appropriate, acknowledged by Borrower, in form and substance acceptable to Lender, covering the Properties described on Exhibit A attached to the First Amendment.

     (c) Additional Facility Fee. Lender shall have received the Additional Facility Fee.

     (d) Receipt of Certified Copy of Corporate Proceedings and Certificate of Incumbency. Lender shall have received from Borrower copies of the resolutions of the board of directors authorizing the transactions set forth in the First Amendment and the execution of the First Amendment and the other Loan Documents contemplated thereby, such copy or copies to be certified by the secretary or an assistant secretary of Borrower as being true and correct and in full force and effect as of the date of such certificate. In addition, Lender shall have received from Borrower a certificate of incumbency signed by the secretary or an assistant secretary of Borrower setting for (a) the names of the officers executing the First Amendment and the other Loan Documents contemplated thereby, (b) the office(s) to which such persons have been elected and in which they presently serve and (c) an original specimen signature of each such persons.

     (e) Accuracy of Representations and Warranties and No Event of Default. The representations and warranties contained in Article IV of the Credit Agreement shall be true and correct in all material aspects on the date of such advances with the same effect as though such representations and warranties had been made on such date; and no Event of Default shall have occurred and be continuing or will have occurred at the completion of the making of such Loan.

     (f) Legal Matters Satisfactory to Special Counsel to Bank. All legal matters incident to the consummation of the transactions contemplated by the First Amendment shall be satisfactory to the firm of Porter & Hedges, L.L.P., special counsel for Lender. Borrower shall have paid to Porter & Hedges, L.L.P., on the date of the First Amendment, all of Lender's legal fees and expenses incurred to Porter and Hedges, L.L.P. in connection with

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     the First Amendment and related Loan Documents, together with a deposit for estimated recording fees in the amount of $2,000.00.

     (g) KCS Purchase and Sale Agreement. All the conditions to the closing of the KCS Purchase and Sale Agreement shall have been met to Lender's satisfaction, in its sole discretion; the closing of the KCS Purchase and Sale Agreement shall have contemporaneously occurred; the assignments conveying the Royalty Interest and Royalty Hydrocarbons from KCS Energy Services, Inc. to Borrower shall have been executed, acknowledged and delivered by KCS to Borrower; and possession of such assignments shall have been delivered to representatives of Lender or its counsel for recording.

     (h) Releases. Lender shall received satisfactory evidence of releases of all prior liens encumbering the Properties described on Exhibit "A" to the First Amendment,, including, without limitation, the releases of all liens and security interests held by CIBC Inc. and KCS Energy Services, Inc.

     (i) No Material Adverse Change. No material adverse change shall have occurred since the date of this Agreement in the condition, financial or otherwise, of Borrower.

     Exhibit A to the Credit Agreement is hereby amended by adding the schedule of the Properties that appear on Exhibit A to this First Amendment.

     Exhibit B to the Credit Agreement is hereby replaced with Exhibit B to the First Amendment.

     Schedule 2.1(b), Development Operations, of the Credit Agreement is hereby supplemented with Supplemental Schedule 2.1(b), Development Operations, attached to the First Amendment.

     Schedule 2.8, Purchasers of Production, of the Credit Agreement is hereby supplemented with Supplemental Schedule 2.8, Purchasers of Production, attached to the First Amendment.

     II. Reaffirmation of Representations and Warranties. To induce Lender to enter into this First Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

          A. The execution and delivery of this First Amendment and the performance by Borrower of its obligations under this First Amendment are within Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Articles of Incorporation or Bylaws of Borrower or of any agreement binding upon Borrower.

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          B.  The Credit Agreement as amended by this First Amendment, represents the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

          C. No Event of Default has occurred and is continuing as of the date hereof.

     III. Defined Terms. Except as amended hereby, terms used herein that are defined in the Credit Agreement shall have the same meanings herein.

     IV. Reaffirmation of Loan Agreement. This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     V. Entire Agreement. The Credit Agreement, as hereby amended, embodies the entire agreement between Borrower and Lender and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Credit Agreement as hereby amended and the other documents previously executed or executed of even date herewith.

     VI. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This First Amendment has been entered into in Harris County, Texas and shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between Borrower and Lender, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this First Amendment or any other Loan Document.

     VII. Severability. Whenever possible, each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

     VIII. Section Captions. Section captions used in this First Amendment are for convenience of reference only, and shall not affect the construction of this First Amendment.

     IX. Successors and Assigns. This First Amendment shall be binding upon Borrower and Lender and their respective successors and assigns, and shall inure to the benefit of Borrower and Lender, and the respective successors and assigns of Lender.

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     X.  Non-Application of Chapter 346 of Texas Finance Codes. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Credit Agreement as hereby amended or any other Loan Documents or the transactions contemplated hereby.

     XI. Notice. THIS FIRST AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.


                              BORROWER:

                              ATP Oil & Gas Corporation


                              By: _________________________________
                                    T. Paul Bulmahn
                                    President



                              LENDER:

                              Aquila Energy Capital Corporation


                              By: _________________________________
                                    Kenneth F. Wyatt
                                    Vice President

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                                  EXHIBIT "A"

                                  PROPERTIES

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                                  EXHIBIT "B"

                      AMENDED AND RESTATED ADVANCING NOTE

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                                 EXHIBIT "C"

                       FORM OF CERTIFICATE OF COMPLIANCE

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                         SUPPLEMENTAL SCHEDULE 2.1(B)

                       ADDITIONAL DEVELOPMENT OPERATIONS

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                           SUPPLEMENTAL SCHEDULE 2.8

                           PURCHASERS OF PRODUCTION

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